UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 11, 2013
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________
One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)
(973) 455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.
On February 11, 2014 (the "Effective Date"), PBF Energy Inc. (the “Company”) and the stockholders who are parties to the Stockholders' Agreement dated December 12, 2012 (the “Original Stockholders' Agreement”), entered into a First Amendment to the Original Stockholders' Agreement (the “First Amendment”). As of the Effective Date, the First Amendment revises Sections 2.1(a) and 2.1(d) of the Original Stockholders' Agreement by increasing the maximum size of the Board of Directors (the "Board") of the Company from nine to up to ten members.
The foregoing summary of the terms of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Directors.
On February 11, 2014, the size of the Board was increased from nine to ten members and Mr. Wayne A. Budd was appointed as a director.
Mr. Budd will participate in the Company’s compensation program for its non-employee, outside directors, as described on page 49 of the Company’s Definitive Proxy Statement on Schedule 14A for the 2013 annual meeting of stockholders, filed March 29, 2013, including an annual cash retainer of $100,000 and a $100,000 grant of restricted shares of the Company’s Class A common stock.  In addition, the Company will enter into its standard form of indemnification agreement with Mr. Budd.
The Board determined that Mr. Budd meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between Mr. Budd and the Company that would require disclosure under Item 404(a) of Regulation S-K.
The press release announcing Mr. Budd’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.   Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.
(e) Compensatory Arrangements of Certain Officers
On February 11, 2014, the Board approved, based on the recommendation of the Compensation Committee, an equity award granted under the Company’s 2012 Equity Incentive Plan of options to purchase 50,000 shares of Class A common stock to Matthew C. Lucey, Senior Vice President, Chief Financial Officer. The options have an exercise price of $24.75 per share (the closing price on February 11, 2014) and will vest in four equal annual installments commencing on the first anniversary of the date of grant, subject to acceleration under certain circumstances set forth in the applicable award agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.         Description

10.1	First Amendment to the Stockholders' Agreement

99.1	Press release dated February 11, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2014

PBF Energy Inc. (Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.         Description

10.1	First Amendment to the Stockholders' Agreement

99.1	Press release dated February 11, 2014